SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

Advanced Biotherapy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADVANCED BIOTHERAPY, INC.
6355 TOPANGA CANYON BOULEVARD, SUITE 510
WOODLAND HILLS, CALIFORNIA 91367

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 12, 2002

TO THE STOCKHOLDERS OF ADVANCED BIOTHERAPY, INC.:

     The Annual Meeting of Stockholders of Advanced Biotherapy, Inc., a Delaware corporation (the “Company”), will be held on Thursday, December 12, 2002, at 2:00 p.m. local time at the Woodland Hills Marriott, 21850 Oxnard Street, Woodland Hills, California 91367, for the following purposes:

1. To elect nine (9) directors to hold office until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified, or until death, resignation or removal.

2. To consider and vote upon an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of Common Stock from 100,000,000 shares to 200,000,000 shares.

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on October 18, 2002, as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Only Stockholders of record as of the close of business on such date are entitled to notice of and to vote in person or by proxy at the Annual Meeting.

Sincerely, Edmond Buccellato Edmond Buccellato President and Chief Executive Officer

October 25, 2002

All Stockholders are invited to attend the Annual Meeting in person, but even if you expect to be present at the Annual Meeting, sign, date and return the enclosed proxy card as promptly as possible in the postage-paid envelope provided. Returning a signed proxy will not prevent you from attending the Meeting and voting in person if you so desire.

PROXY STATEMENT
OUTSTANDING SECURITIES AND VOTING RIGHTS
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
EXECUTIVE OFFICERS
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
OTHER MATTERS
AVAILABLE INFORMATION

ADVANCED BIOTHERAPY, INC.

PROXY STATEMENT

October 25, 2002

General

     The enclosed proxy is solicited by the Board of Directors of Advanced Biotherapy, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held on Thursday, December 12, 2002, at 2:00 p.m. local time (the “Annual Meeting”), and at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Woodland Hills Marriott, 21850 Oxnard Street, Woodland Hills, California 91367. This proxy statement and accompanying proxy card are being mailed to the Stockholders of the Company, on or about October 25, 2002.

OUTSTANDING SECURITIES AND VOTING RIGHTS

     The only class of voting securities of the Company is its Common Stock, par value $.001 per share (the “Common Stock”). Only holders of record of the Company’s Common Stock at the close of business on October 18, 2002 (the “Record Date”), will be entitled to notice of, and to vote at, the Annual Meeting. As of September 30, 2002, the Company had 43,584,701 shares of Common Stock outstanding. Each share of Common Stock outstanding as of the Record Date is entitled to one vote at the Annual Meeting.

     As of the Record Date, there were approximately 3,800 beneficial owners, according to information provided by American Stock Transfer & Trust Co., the stock transfer agent of the Company.

     The nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of directors by the shares present, in person or by proxy, shall be elected directors. Holders of Common Stock are not allowed to cumulate their votes in the election of Directors, and, therefore, the holders of more than 50% of the shares of Common Stock, could, if they chose to do so, elect all of the directors of the Company. Proposal 2 requires the affirmative vote of at least a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote at the Meeting.

     A majority of the outstanding shares of Common Stock present, in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker nonvotes are counted as present for purposes of determining the presence of a quorum at the Annual Meeting. Abstentions will be counted toward the tabulations of votes cast on proposals presented to the Stockholders and will have the same effect as negative votes, whereas broker nonvotes will not be counted for purposes of determining whether a proposal has been approved. In the election of directors, abstentions or broker nonvotes have no effect on the outcome. Broker nonvotes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares.

Proxies

     Shares for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted “FOR” the election of each of the nominees to the Board of Directors, unless the authority to vote for the election of such director is withheld and, if no contrary instructions are given, the proxy will be voted “FOR” the approval of Proposal 2 described in the accompanying Notice and Proxy Statement. You may revoke or change your proxy at any time before the Annual Meeting by filing with the Secretary of the Company at the Company’s offices at 6355 Topanga Canyon Boulevard, Suite 510, Woodland Hills, California 91367, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

Solicitation

     The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to Stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telecopier or personal solicitation by directors, officers or other employees of the Company. No additional compensation will be paid to directors, officers or other employees for such services.

Deadline for Receipt of Stockholder Proposals

     Proposals which Stockholders wish to be considered for inclusion in the proxy statement and proxy card for the Company’s 2003 Annual Meeting of Stockholders must be received by the Secretary of the Company no later than July 31, 2003, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth information known to the Company with respect to the beneficial ownership of the Company’s Common Stock as of September 30, 2002, by (i) all persons who are beneficial owners of five percent (5%) or more of the Company’s Common Stock, (ii) each director and nominee for director, (iii) the executive officers of the Company; and (iv) all current directors and executive officers of the Company as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.

	Number of Shares
	Including Options,
	Warrants and
	Convertible		Percentage
Name and Address of Owner	Securities	Position at Company	of Shares (11)

Richard P. Kiphart 222 W. Adams St. Chicago, IL 60606	12,136,830(1)	Director	21.78%

Boris V. Skurkovich, M.D. 18 Blaisdell Ave. Pawtucket, RI 02860	6,832,020(2)	Director	15.67%

Leonard Millstein, Ph.D. Ellen Millstein 1677 Calle Alta La Jolla, CA 92037	4,276,809(3)	Director	9.81%

Simon Skurkovich, M.D. 802 Rollins Avenue Rockville, MD 20852	2,401,770(4)	Chairman Emeritus, Director, and Director of Research and Development	5.40%

Edmond F. Buccellato 6355 Topanga Canyon Boulevard, Suite 510 Woodland Hills, CA 91367	2,270,051(5)	Chairman of the Board President and Chief Executive Officer Director	5.17%

	Number of Shares
	Including Options,
	Warrants and
	Convertible		Percentage
Name and Address of Owner	Securities	Position at Company	of Shares (11)

Alexander L. Cappello 1299 Ocean Avenue Suite 306 Santa Monica, CA 90401	2,036,180(6)	Director	4.46%

Lawrence Loomis 9110 Red Branch Road Columbia, MD 21045	1,535,000(7)	Director	3.52%

Thomas J. Pernice 847 Chautauqua Boulevard Pacific Palisades, CA 90272	1,318,599(8)	Treasurer and Secretary, Director	2.94%

John M. Bendheim 2001 S. Barrington Street Suite 100 Los Angeles, CA 90025	229,892(9)	Director	*

William M. Finkelstein 6355 Topanga Canyon Boulevard, Suite 510 Woodland Hills, CA 91367	100,634(10)	Chief Financial Officer	*

All officers and directors as a group(11)	33,049,151		54.5%

(1)	Shares held in the name of Richard P. Kiphart include the right to acquire 2,043,396 shares, upon the conversion of $510,849 principal amount of the Company’s 2002 Subordinated Convertible Pay-In-Kind Notes due September 30, 2004 (“2002 Convertible Notes Due 2004”) and the right to acquire 10,093,424 shares, upon the conversion of $2,523,356 principal amount of the Company’s 2002 Subordinated Convertible Pay-In-Kind Notes Due June 1, 2006 (“2002 Convertible Notes Due 2006”).

(2)	Shares held in the name of Boris Skurkovich include shares held in his name (2,315,020), and shares held in the name of Carol Marjorie Dorros (2,235,000) and Samuel Aaron Skurkovich (2,272,000) and options to purchase up to 10,000 shares of Common Stock at an exercise price of $0.25 per share.

(3)	Leonard and Ellen Millstein are husband and wife. Shares held in their names comprise shares held in his name (615,100), shares held in her name (2,763,359); shares held in the name of William Millstein (888,350 shares), and options to purchase up to 10,000 shares of Common Stock at an exercise price of $0.25 per share. Dr. Millstein and Mrs. Millstein disclaim beneficial ownership of the shares held in the other’s name and disclaim that they are part of any “group” for SEC purposes.

(4)	Shares held in the name of Simon Skurkovich include options to purchase up to 300,000 shares of Common Stock at an exercise price of $0.10 per share, options to purchase up to 623,000 shares of Common Stock at an exercise price of $0.10 per share, and options to purchase up to 10,000 shares of Common Stock at an exercise price of $0.25 per share. Simon Skurkovich is the father of Boris Skurkovich and Ellen Millstein but disclaims beneficial ownership of the shares attributed to both of them and disclaims that the three of them are part of a “group” for SEC purposes.

(5)	Shares held in the name of Edmond F. Buccellato comprise shares held in his name (400,000), and shares held in the names of Edmond F. and Leana J. Buccellato Living Trust (1,331,666 shares), Amy Buccellato (58,400 shares), Matthew Buccellato (60,490 shares) and Buccellato & Finkelstein, Inc. (88,334). Includes options to purchase up to 105,543 shares of Common Stock at an exercise price of $0.10 per share, options to purchase up to 50,000 shares of Common Stock at an exercise price of $0.10 per share, options to purchase up to 50,000 shares of Common Stock at an exercise price of $0.20 per share; options to purchase up to 10,000 shares of Common Stock at an exercise price of $0.25 per share, and the right to acquire 115,608 shares of Common Stock upon the conversion of $28,902 principal amount of the Company’s 2002 Convertible Notes Due 2004.

(6)	Shares held in the name of Alexander L. Cappello include warrants held in his name to purchase 100,000 shares of Common Stock at an exercise price of $0.25 per share, warrants assigned by Cappello Capital Corp. (“CCC”) to the Alexander L. and Linda Cappello Family Trust (“Family Trust”) to purchase 1,598,216 shares of Common

Stock at an exercise price of $0.15 per share, and options to purchase up to 10,000 shares of Common Stock at an exercise price of $0.25 per share. Also includes the right of the Family Trust to acquire 120,268 shares of Common Stock upon conversion of Company’s Convertible Subordinated Debt due September 30, 2004 (“Convertible Debt”), and the right to acquire 207,696 shares of Common Stock upon exercise of an option to purchase up to $51,924 principal amount of Convertible Debt at par and the conversion of such Convertible Debt.

(7)	Includes shares held in the names of Lawrence Loomis (1,325,000 shares) and New Horizons Diagnostics, Inc. (200,000 shares), and options to purchase up to 10,000 shares of Common Stock at an exercise price of $0.25 per share.

(8)	Shares held in the name of Thomas J. Pernice include warrants to purchase 100,000 shares of Common Stock at an exercise price of $0.25 per share, warrants assigned by CCC to purchase 1,042,443 shares of Common Stock at an exercise price of $0.15 per share, and options to purchase up to 10,000 shares of Common Stock at an exercise price of $0.25 per share. Also, includes the right to acquire 166,156 shares of Common Stock upon exercise of an option to purchase up to $41,539 principal amount of Convertible Debt at par and the conversion of such Convertible Debt, which option CCC assigned to him.

(9)	Shares held in the name of John M. Bendheim comprise warrants to purchase 100,000 shares of Common Stock at an exercise price of $0.25 per share, and the right to acquire 119,892 shares of Common Stock upon conversion of Convertible Debt held by a trust for the benefit of his minor child, and options to purchase up to 10,000 shares of Common Stock at an exercise price of $0.25 per share.

(10)	Shares held in the name of William M. Finkelstein include shares held in the name of Buccellato & Finkelstein, Inc. (88,334); however, Mr. Buccellato presently retains voting power and investment power over such shares.

(11)	Includes 2,940,659 shares of Common Stock underlying warrants, 1,208,543 shares of Common Stock underlying options and 12,866,440 shares of Common Stock underlying outstanding Convertible Debt, 2002 Convertible Notes Due 2004 and 2002 Convertible Notes Due 2006.

*	Represents less than 1% of the outstanding shares of Company Common Stock.

EXECUTIVE OFFICERS

     As of the date of this Proxy Statement, the following individuals serve as executive officers of the Company:

     Edmond F. Buccellato, 57. Since October 8, 2002, Mr. Buccellato has served as Chairman of the Board; and since April, 2001, he also has served as President and Chief Executive Officer. Mr. Buccellato served as President and Chief Operating Officer of the Company from September 1, 2000 to December 12, 2000, and he served as President and Chief Executive from 1995 to August 31, 2000. He has served as a member of the Board of Directors since 1995. He was co-founder, member of the Board of Directors and Vice President of Finance of Phase Medical, Inc., an infusion therapy company sold to Becton Dickinson in 1994. He was also co-founder, member of the Board of Directors and Vice President of Finance of Synergistic Systems, Inc., a company that became the largest medical billing company in the western United States. He also is co-founder and member of the Board of Directors of Polymer Safety, LLC, a manufacturer of synthetic medical and industrial examination gloves and co-founder and member of the Board of Directors of Physicians’ Choice LLC, a medical billing company. He is a shareholder of Buccellato & Finkelstein, Inc., a public accounting firm. Mr. Buccellato received his undergraduate degree from California State University at San Diego, and his graduate degree from the University of Southern California.

     Simon Skurkovich, M.D., 79. Since April, 2001, Dr. Skurkovich has served as Director of Research and Development. From 1985 until September 2000, Dr. Skurkovich served as Chairman of the Board of Directors. He has been granted five patents in Russia, and eight in the United States. He is the creator of immune preparations from human blood against antibiotic resistant bacteria that saved thousands of lives in the Soviet Union and Eastern Europe. In Russia, he was professor and Chief of the Immunology Laboratory of the Institute of Hematology and Blood Transfusion and was awarded gold and silver medals for his scientific discoveries. His laboratory also was awarded the nation’s highest honor, the Lenin Prize, for his patented work. Dr. Skurkovich received an M.D., Ph.D. and a doctorate in medical sciences (D.Sc.) from Pirogov State Medical Institute in Moscow. He has written more than 200 articles for scientific publications.

     William M. Finkelstein, 43. Since April, 2001, Mr. Finkelstein has served as Chief Financial Officer. For the past eight years, he has been a shareholder of Buccellato & Finkelstein, Inc., a public accountancy firm. Mr. Finkelstein received his undergraduate degree in Accounting from the University of Houston in 1982 and became licensed as a certified public accountant in 1984. He is a member of the American Institute of Certified Public Accountants, and the California Society of Certified Public Accountants.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the compensation paid by the Company since January 1, 1999 through December 31, 2001, for the Chief Executive Officer of the Company and the Company’s other executive officers who were compensated during the year ended December 31, 2001 (the “Named Executive Officers”):

Summary Compensation Table

					Restricted
				Other Annual	Stock	Securities		All Other
Name and Principal		Salary	Bonus	Compensation	Award(s)	Underlying	LTIP Payouts	Compensation
Position	Year	($)	($)	($)	($)	Options/SARs(#)	($)	($)

Edmond F. Buccellato	2001	$84,000	$0	$0	*	$2,150	$0	$0
Chief Executive Officer (1)(4)	2000	$72,500	$0	$0		$0	$0	$0
	1999	$75,000	$0	$0		$0	$0	$0

Paul J. Marangos	2001	$35,000	$0	$10,000		$7,800	$0	$0
Chief Executive Officer (2)(5)	2000	$40,000	$25,000	$0		$0	$0	$0

Simon Skurkovich	2001	$60,000	$0	$0	*	$2,150	$0	$0
Chairman Emeritus,	2000	$30,000	$0	$0		$0	$0	$0
Director of Research	1999	$100,000	$0	$0		$0	$0	$0
& Development (3)(4)

*	- See “Compensation of Directors” below

(1)	Mr. Buccellato was the Chief Executive Officer of the Company prior to the hiring of Dr. Marangos. Since April, 2001, Mr. Buccellato has served as President and Chief Executive Officer of the Company.

(2)	Dr. Marangos joined the Company in August 2000 at an annual salary of $120,000. In addition, he was paid a signing bonus of $25,000. In April, 2001, Dr. Marangos resigned as an officer and employee of the Company.

(3)	Dr. Skurkovich also served as the Chairman of the Board prior to August, 2000.

(4)	During January, 2002, the Company issued stock options to purchase 10,000 shares of the Company’s Common Stock at $0.25 per share to each director for services rendered during the year ended December 31, 2001. The fair value of the stock options was estimated at $2,150 using the Black Scholes option price method.

(5)	During May, 2001, the Company issued to Dr. Marangos warrants to purchase 100,000 shares of the Company’s Common Stock at $0.25 per share for his service on the Board of Directors. The warrants expire in May, 2005. The fair value of the warrants was estimated at $7,800 using the Black Scholes option price method.

     During the first six months of 2002, the salaries of Edmond Buccellato and Dr. Simon Skurkovich were $120,000 and $80,000, respectively, and those salaries were adjusted to $180,000 each effective July 1, 2002.

     During fiscal year 2001, William M. Finkelstein did not receive any compensation directly from the Company, although the Company paid to Buccellato & Finkelstein, Inc., the sum of $10,200 for accounting services and tax preparation. Mr. Finkelstein and Mr. Buccellato are shareholders of Buccellato & Finkelstein, Inc.

     There are no retirement, pension, or profit sharing plans for the benefit of the Company’s officers and directors.

Option/SAR Grants to Executive Officers

     During January, 2002, the Company issued stock options to purchase 10,000 shares of the Company’s Common Stock at $0.25 per share to each director, including Edmond F. Buccellato and Dr. Simon Skurkovich as described in the Summary Compensation Table above, for services rendered during the year ended December 31, 2001.

     During May, 2001, the Company issued to Dr. Marangos warrants to purchase 100,000 shares of the Company’s Common Stock at $0.25 per share for his service on the Board of Directors as described in the Summary Compensation Table above.

AGGREGATED OPTIONS/SAR EXERCISES IN FISCAL YEAR
ENDED DECEMBER 31, 2001 AND DECEMBER 31, 2001
OPTION/SAR VALUES

				Value of Unexercised
			Number of Unexercised	In-The-Money
			Securities Underlying	Options/SARs At FY-End
	Shares Acquired		Options/SARs at FY-End(#)	($) Exercisable/
Name	on Exercise (#)	Value Realized ($)	Exercisable/ Unexercisable(1)	Unexercisable(2)

Simon Skurkovich	0	$0	300,000	$84,000.00
			623,000	$174,400.00
			10,000	$1,300.00

Edmond Buccellato	0	$0	105,543	$29,552.00
			50,000	$14,000.00
			50,000	$9,000.00
			10,000	$1,300.00

(1)	All options were exercisable as of December 31, 2001

(2)	Determined on the basis of the share closing price of $0.38 on December 28, 2001

Equity Compensation Plan Information As of December 31, 2001

Number of securities
remaining available for
	Number of securities		future issuance under
	to be issued upon	Weighted-average exercise	equity compensation
	exercise of	price of outstanding	plans (excluding
	outstanding options,	options, warrants	securities reflected in
	warrants and rights	and rights	column (a)

	(a)	(b)	(c)

Equity compensation plans approved by security holders	350,000	$0.25	3,900,000
Equity compensation plans not approved by security holders	9,200,000	$0.05	800,000

Equity Compensation and Long-Term Incentive Plan Awards

     The Company adopted a Stock Bonus Plan (“Stock Bonus Plan”) in January 2000 and reserved 10,000,000 shares of Common Stock to be issued thereunder, of which 9,200,000 shares have been granted as of September 30, 2002. In December 2000, the Board of Directors approved the Company’s 2000 Omnibus Equity Incentive Plan (“OEI Plan”) and reserved 4,000,000 shares of Common Stock to be issued thereunder to employees, consultants and directors, subject to annual increases equal to the lesser of 2.5% of the then outstanding shares of Common Stock or 250,000 shares. As of September 30, 2002, no shares have been granted under the OEI Plan. As of September 30, 2002, options to purchase approximately 440,000 shares have been granted under the OEI Plan. Prior to January, 2001, the Company granted other stock options and warrants to purchase Company Common Stock which were not granted pursuant to any equity compensation plan.

Compensation of Directors

     Directors did not receive any compensation for serving as members of the Board of Directors for the year ended December 31, 2001, except as provided below. The Board has not implemented a plan to award options or shares to any Directors, except pursuant to the Stock Bonus Plan and the OEI Plan. All current directors who served during 2001 (total of 8) were awarded stock options in January, 2002, for 10,000 shares each (options for a total of 80,000 shares) at an exercise price of $0.25 per share, exercisable for ten years. The aggregate fair value of the options granted to the directors was estimated at $17,200 using the Black Scholes option price method, of which $13,600 was recorded as director fees for fiscal year 2001, and the balance will be recorded as director fees in 2002.

     In April 2001, the Company granted warrants to each of John M. Bendheim, Alexander M. Cappello and Thomas J. Pernice to purchase 100,000 shares of Common Stock at an exercise price of $0.25 per share for service on the Board of Directors. The warrants expire between May, 2005, and April, 2006. The aggregate fair value of the warrants was estimated at $15,480 using the Black Scholes option price method. There are no other contractual arrangements with any member of the Board of Directors, except as set forth in this Proxy Statement. See “Certain Relationships and Related Transactions” below.

     During the year ended December 31, 2001, the Board of Directors approved the extension for one-year of the then exercise period of certain stock options previously granted to certain former employees, consultants and strategic partners as well as the following directors:

	Number			Original	New Expiration
Optionee	of Options	Grant Date	Exercise Price	Expiration Date	Date

Boris Skurkovich, M.D.	150,000	2/25/91	.20	2/25/01	2/25/02
Lawrence Loomis	175,000	2/25/91	.20	2/25/01	2/25/02
Leonard Millstein, Ph.D.	125,000	2/25/91	.20	2/25/01	2/25/02

     All the stock options, which had been extended as described above, expired on February 25, 2002, without having been exercised.

Board Committees and Meetings

     During the year ended December 31, 2001, the Board of Directors held 7 meetings (including special meetings), and each incumbent director attended at least 75% of such meetings. During the year ended December 31, 2001, the Audit Committee held one meeting and the Compensation Committee held one meeting. Board members receive no compensation for attendance at meetings except reimbursement of expenses. The Board at large serves as the Nominating Committee.

Audit Committee

     The Board of Directors has adopted a new written charter (a copy of which is attached as Appendix A hereto) for the Audit Committee, updated to comply with the recently enacted Sarbanes-Oxley Act.

Report of the Audit Committee

     As more fully described in its charter, the purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting, internal controls and audit functions.

     The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the Company’s independent auditor. The Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of information it receives, discussions with management and the auditors and the experience of the Committee’s members in business, financial and accounting matters. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting procedures. In this connection, the Audit Committee has done the following:

     •     Reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2001, with the Company’s management and the independent auditors;

     •     Discussed with Williams & Webster, P.S., the Company’s independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as amended; and

     •     Received written disclosure regarding independence from Williams & Webster, P.S. as required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Williams & Webster, P.S. its independence.

     Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2001 (“Annual Report”).

     As of the filing of the Company’s Annual Report, Alexander L. Cappello, John M. Bendheim and Thomas Pernice served on the Company’s Audit Committee. Although the Company’s securities are not quoted on Nasdaq, the Company has elected to apply the Nasdaq rules regarding the definition of “independence” for the members of the Audit Committee who recommended that the audited financial statements be included in the Company’s Annual Report. Under the Nasdaq rules, director John M. Bendheim qualified as “independent.” Directors Alexander L. Cappello and Thomas J. Pernice would not likely be deemed “independent,” because of the aggregate value of cash fees, warrants and options of the Company they received in fiscal years 2000 and 2001 by assignment from Cappello Capital Corp., an investment banking firm retained by the Company from January, 2000, through January, 2002, which received such fees, warrants and options in connection with the Company’s private placement of Convertible Debt in 2000 and other services. The Board of Directors determined to appoint Alexander L. Cappello and Thomas J. Pernice to the Audit Committee in the best interests of the Company and its Stockholders due to their respective management and financial expertise involving publicly-held companies, among other expertise.

     As of the date of this Proxy Statement, the Audit Committee consists of Alexander L. Cappello, John M. Bendheim and Richard Kiphart, a majority of whom qualify as “independent” under the Nasdaq rules.

Audit and Non-Audit Fees

     For the fiscal year ended December 31, 2001, fees for services provided by Williams & Webster, P.S. were as follows:

     A. Audit Fees. Audit fees billed by Williams & Webster, P.S. with respect to the fiscal year 2001 audit and quarterly reviews were $24,823.00.

     B. Financial Information Systems Design Implementation Fees. No services were performed by, or fees incurred to, Williams & Webster, P.S. in connection with financial information design and implementation projects for fiscal year 2001.

     C. All Other Fees. All other fees billed by Williams & Webster, P.S. with respect to fiscal year 2001 were $ 1,995.00.

Certain Relationships and Related Transactions

     The Company is currently indebted to Simon Skurkovich, M.D., the Company’s Chairman Emeritus of the Board of Directors, and Director of Research and Development in the amount of $127,631.

     During fiscal year 2001, the Company paid $8,600 to Boris Skurkovich, M.D., for consulting services, and paid $8,725 to New Horizons Diagnostics, Inc., of which Director Lawrence Loomis is the majority shareholder, for productions of monoclonal antibodies. During the current 2002 fiscal year, the Company paid a $60,000 fee in cash to Lawrence Loomis in connection with the placement of $3,000,000 principal amount of the Company’s Convertible Notes.

     The Company receives the use of approximately 3,500 square feet of commercial building space on a rent-free basis from a company owned by Lawrence Loomis. The Company receives use of office space on a rent-free basis from Buccellato & Finkelstein, Inc., of which Edmond F. Buccellato is a shareholder. During fiscal year 2001, the Company paid to Buccellato & Finkelstein, Inc., the sum of $10,200 for accounting services and tax preparation.

     Alexander L. Cappello is the brother of Gerard K. Cappello, the sole shareholder, president and chief executive officer of Cappello Capital Corp. which was retained by the Company in January, 2000 to render financial advisory and investment banking services and thereupon was granted warrants to purchase 4,685,135 shares of Common Stock at $0.15 per share. Such warrants have been assigned to certain individuals, including Alexander L. Cappello. Cappello Capital Corp. raised $1,510,500 in convertible subordinated debt for the Company, was paid $124,981 in fees and expenses related thereto, and was granted an option to purchase $151,050 principal amount of Convertible Debt at par, which option has been assigned to certain individuals including Alexander L. Cappello. Thomas J. Pernice was formerly a managing director of Cappello Group, Inc., a merchant banking firm, which is owned by Alexander L. Cappello. Mr. Pernice was assigned a portion of the foregoing warrants and options.

     John M. Bendheim, Edmond F. Buccellato and Alexander L. Cappello each beneficially own the Company’s Convertible Debt or Convertible Notes, upon which the Company is indebted to such individuals.

     As of September 30, 2002, The following directors and officers were indebted to the Company in the principal amount, together with accrued interest, set forth opposite his name, respectively, in connection with the grant of shares of Common Stock pursuant to the Company’s Stock Bonus Plan:

Edmond F. Buccellato:	$88,259
Boris Skurkovich, M.D.:	$88,259
Lawrence Loomis:	$58,839

     The same three individuals each issued a promissory note dated as of January 11, 2000, in favor of the Company evidencing such obligations, which notes mature on December 31, 2002, and bear interest at 6.5% per annum.

Family Relationships

     The only relationship between any directors or officers known to the Company is that Simon Skurkovich is father to Boris Skurkovich, and father-in-law to Leonard Millstein.

Involvement In Certain Legal Proceedings

     During the past five years, to the knowledge of the Company, no present or former director, executive officer or person nominated to become a director or an executive officer of the Company has been the subject matter of any legal proceedings, including bankruptcy, criminal proceedings, or civil proceedings. Further, no legal proceedings are known to be contemplated by governmental authorities against any director, executive officer and person nominated to become a director.

Interests of Certain Persons In Matters to Be Acted Upon

     No director or officer, past or present, or any associate or affiliate of such persons, or any person on behalf of whom this solicitation is made, has any interest, direct or indirect, in any matter to be acted upon at the Annual Meeting, except insofar as disclosed in this Proxy Statement and the materials incorporated by reference herein.

Compliance with Section 16(a) of the Exchange Act

     In connection with the grant of options to purchase 10,000 shares of Company Common Stock, each director failed to timely file a report on Form 4. In connection with the receipt of one or more gifts of Company Common Stock, Dr. Boris Skurkovich and Leonard Millstein failed to timely file a report on Form 5. A Form 5 was required to be filed by Dr. Simon Skurkovich relating to his gift of shares to various individuals. All directors have since filed a report on Form 4, except Lawrence Loomis, reflecting the foregoing transactions, as applicable.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

     In accordance with the Company’s Bylaws for the purpose of the election, the Board of Directors has fixed the number of directors constituting the Board at nine (9) as of the date of the Annual Meeting. There are currently nine (9) Directors. The Board of Directors has proposed that the following nine (9) nominees be elected at the Annual Meeting, each of whom will hold office until his successor shall have been elected and qualified: Simon Skurkovich, M.D., Edmond Buccellato, Boris Skurkovich, M.D., Lawrence Loomis, Leonard Millstein, Ph.D., Alexander L. Cappello, John M. Bendheim, Thomas J. Pernice and Richard Kiphart. Unless otherwise instructed, it is the intention of the persons named as proxies on the Company proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board of Directors anticipates that the nine (9) nominees will be available to serve as directors of the Company, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors. Each person nominated for election has agreed to serve if elected.

Nominees for the Board of Directors

     Each of the current directors of the Company is listed below:

Name	Age	Position Held	Director Since

Simon Skurkovich, M.D.	79	Chairman Emeritus, Director, and Director of Research and Development	November, 1985
Edmond F. Buccellato	57	Chairman of the Board, President and Chief Executive Officer, Director (3)	November, 1995
Thomas J. Pernice	40	Treasurer and Secretary, Director (2)(3)	April, 2001
Alexander L. Cappello	46	Director (1)(3)	May, 2000
Lawrence Loomis	60	Director (2)(3)	December, 1986
Leonard Millstein, Ph.D.	60	Director (2)	December, 1986
Boris Skurkovich, M.D.	47	Director (2)(3)	December, 1986
John M. Bendheim	49	Director (1)(3)	June, 2000
Richard P. Kiphart	61	Director (1)(2)	June, 2002

(1)	Member of the Audit Committee of the Board of Directors.

(2)	Member of the Compensation Committee of the Board of Directors.

(3)	Member of the Executive Committee of the Board of Directors.

     Set forth below is a brief biography of each nominee for the Board of Directors.

     John M. Bendheim - Since June 2000, Mr. Bendheim has served as a member of the Board of Directors. Mr. Bendheim is Chairman of the Cedars-Sinai Medical Center Board of Governors in Los Angeles, California and President of Bendheim Enterprises, Inc., a real estate investment holding company. He received his B.S. degree in Business Administration in 1975 and his M.B.A. in 1976 from the University of Southern California.

     Edmond F. Buccellato - Since October, 2002, Mr. Buccellato has served as Chairman of the Board, and since April, 2001, he has served as President and Chief Executive Officer. Mr. Buccellato served as President and Chief Operating Officer of the Company from September 1, 2000 to December 12, 2000, and he served as Chief Executive Officer from 1995 to August 31, 2000. He has served as a member of the Board of Directors since 1995. He was co-founder, member of the Board of Directors and Vice President of Finance of Phase Medical, Inc., an infusion therapy company sold to Becton Dickinson in 1994. He was also co-founder, member of the Board of Directors and Vice President of Finance of Synergistic Systems, Inc., a company that became the largest medical billing company in the western United States. He also is co-founder and member of the Board of Directors of Polymer Safety, LLC, a manufacturer of synthetic medical and industrial examination gloves and co-founder and member of the Board of Directors of Physicians’ Choice LLC, a medical billing company. He is a shareholder of Buccellato & Finkelstein, Inc., a public accountancy firm. Mr. Buccellato received his undergraduate degree from California State University at San Diego, and his graduate degree from the University of Southern California.

     Alexander L. Cappello - Since May, 2000, Mr. Cappello has served as a member of the Board of Directors. Mr. Cappello also served as Chairman of the Board from April, 2001, through October, 2002. Mr. Cappello is Chairman and Chief Executive Officer of Cappello Group, Inc., a merchant banking firm, facilitating equity and project financing since 1975. Currently, he is a Member of the Board of Directors of the following: Cappello Group, Inc., RAND Corporation (Center for Middle East Public Policy), CytRx Corporation (NASDAQ), Independent Colleges of Southern California (ICSC), USC Marshall School of Business Entrepreneur Advisory Council, USC Advancement Council, USC Marshall School of Business, Chairman of Catholic Big Brothers of Los Angeles, Chairman of the International Board of the Young Presidents’ Organization for 2003-2004. He received his B.S. Degree in finance (Order of the Palm) from the University of Southern California in 1977.

     Formerly, Mr. Cappello was a Member of the Board of Directors of the following; Koo Koo Roo, Inc. (NASDAQ), Arcus Data Security, Inc. (NASDAQ), Maritime Bank of California (OTC), Executive Publications, Inc., and The Joffrey Foundation.

     Richard P. Kiphart - Since June, 2002, Mr. Kiphart has served as a member of the Board of Directors. Mr. Kiphart is the Head of Corporate Finance for the investment firm of William Blair & Company, L.L.C. Mr. Kiphart has been with William Blair for over 36 years. Mr. Kiphart received his B.A. from Dartmouth College and his M.B.A. from Harvard Business School.

     Lawrence Loomis - Since 1986, Mr. Loomis has served as a member of the Board of Directors. Mr. Loomis is President and majority shareholder of New Horizons Diagnostics, Inc., a company that develops bacteriological screening methods, monoclonal antibodies for detection of various infectious disease agents, and rapid bacterial and viral assay kits. Prior to founding New Horizons Diagnostics, Inc. in 1980, Mr. Loomis was in charge of the Immunology Department for BBL, a division of Becton Dickinson. Mr. Loomis received his undergraduate degree in chemistry from New York University and his graduate degree in Chemistry from City University.

     Leonard Millstein, Ph.D. - Since 1986, Dr. Millstein has served as a member of the Board of Directors. Dr. Millstein received his MSCE and Ph.D. in civil engineering from Moscow State Construction University in 1964 and 1974, respectively. After immigrating to the United States in 1978, he held teaching positions at Howard University in Washington D.C. and Johns Hopkins University in Baltimore, Maryland. He has over 200 publications and is a member of the American Concrete Institute and American Society of Civil Engineers. From 1981 to the present, he has been a CEO of Radcon Products, a company involved in manufacturing of proprietary concrete sealants. From 1990 until the present, he has been a Chairman of the Board of TTLTIC, a private consulting company.

     Thomas J. Pernice - Since April, 2001, Mr. Pernice has served as the Treasurer and Secretary of the Company and as a member of the Board of Directors. Mr. Pernice is President of Modena Holding Corporation, a financial consulting services company and most recently, was also a managing director of Cappello Group, Inc., a merchant banking firm, from January 1999 to July 2002. Prior to joining the Cappello Group, Mr. Pernice served as a senior corporate executive in government and industry for more than 17 years. Most recently, he was Vice President, Public Affairs and a corporate officer for Dole Food Co. Inc. (NYSE:DOL),reporting to the chairman and CEO, David H. Murdock. He also served in similar capacities for the conglomerate of publicly and privately held business interests of Mr. Murdock, including Castle & Cooke Inc. real estate company, formerly (NYSE:CCS), now privately held. Prior to joining Dole Food Co., Mr. Pernice served in the White House for more than seven years in various capacities for the Reagan and Bush Administrations. Mr. Pernice earned a Bachelor of Arts degree from the University of Southern California in 1984.

     Boris Skurkovich, M.D. - Since 1986, Dr. Skurkovich has served as a member of the Board of Directors, and from that same date until December 2000, he was a Vice President of the Company. He completed a clinical and research fellowship at the Maxwell Finland Laboratory for Infectious Diseases, Boston City Hospital, Boston, Massachusetts, and presently is a professor at Brown University Medical School. He has collaborated with his father, Simon Skurkovich, M.D., on the development of the Company’s treatment of autoimmune diseases. Dr. Skurkovich received his M.D. from the Moscow State Medical Institute.

     Simon Skurkovich, M.D. - Since April, 2001, Dr. Skurkovich has served as Director of Research and Development. From 1985 until September 2000, Dr. Skurkovich served as Chairman of the Board of Directors. He has been granted five patents in Russia, and eight in the United States. He is the creator of immune preparations from human blood against antibiotic resistant bacteria that saved thousands of lives in the Soviet Union and Eastern Europe. In Russia, he was professor and Chief of the Immunology Laboratory of the Institute of Hematology and Blood Transfusion and was awarded gold and silver medals for his scientific discoveries. His laboratory also was awarded the nation’s highest honor, the Lenin Prize, for his patented work. Dr. Skurkovich received an M.D., Ph.D. and a doctorate in medical sciences (D.Sc.) from Pirogov State Medical Institute in Moscow. He has written more than 200 articles for scientific publications.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the election of the nominees listed above.

PROPOSAL NO. 2
INCREASE THE NUMBER OF AUTHORIZED SHARES OF
COMMON STOCK

Description of Amendment

     The Company’s current Certificate of Incorporation authorizes the issuance of up to 100,000,000 shares of Common Stock, par value $.001 per share. The current Certificate of Incorporation also authorizes the issuance of up to 20,000,000 shares or Preferred Stock, par value $.001 per share. This Proposal 2 seeks the approval of the Company’s Stockholders to increase the aggregate number of shares of Common Stock that the Company shall have the authority to issue up to 200,000,000 shares.

     As of September 30, 2002, The Company had issued and outstanding 43,584,701 shares of Common Stock, and an additional 31,265,273 shares of Common Stock were reserved to be issued pursuant to outstanding Company stock options, warrants, convertible debt and convertible notes. The Board of Directors has approved an increase in the authorized number of shares of Common Stock from 100,000,000 shares to 200,000,000 shares in order to facilitate the Company’s ability to raise capital, to facilitate acquisitions and mergers and to attract qualified employees by offering stock options for shares of Common Stock as incentive compensation for such persons, by authorizing the issuance of additional securities of the Company for purposes of effectuating such transactions.

     The Company has no current plans or commitments to issue Common Stock in connection with any acquisition or merger. The Company has granted, and plans to continue to grant, from time to time, stock options for shares of Common Stock as incentive compensation.

     The Preferred Stock may be issued from time to time in one or more series, and the Board of Directors, without further approval of the Company’s Stockholders, is authorized to fix the relative rights, preferences, privileges and restrictions applicable to each series of Preferred Stock. Such shares of Preferred Stock, if and when issued, may have rights, powers and preferences senior to those of the Company’s Common Stock. While the Company has no current plans or commitments to issue any Preferred Stock, in the event of any issuances, the holders of the Common Stock will not have any preemptive or similar rights to acquire any Preferred Stock.

     Although approval of this Proposal 2 would increase the number of shares of authorized capital stock, it would not result in any change in the voting power of, or equity percentages of the Company owned by Stockholders. Sale and issuance of such authorized but unissued shares of capital stock would remain within the discretion of the Board of Directors, in the exercise of their fiduciary duties and subject to applicable corporate, securities and other laws and regulations.

     The proposed change would cause Article Fourth of the Company’s Certificate of Incorporation to read as follows:

     “FOURTH:

     “1. The total number of shares of stock which the Corporation shall have the authority to issue is Two Hundred Twenty Million 220,000,000), consisting of Two Hundred Million 200,000,000) shares of Common Stock, $.001 par value per share, and Twenty Million (20,000,000) shares of Preferred Stock, $.001 par value per share.”

     The existing Paragraph 1 of Article Fourth of the Company’s Certificate of Incorporation, marked to show the proposed amendment, is set forth below:

     “FOURTH:

     “1. The total number of shares of stock which the Corporation shall have the authority to issue is ~~One~~ Two Hundred ~~and~~ Twenty Million (~~1~~220,000,000), consisting of ~~One~~ Two Hundred Million (~~1~~200,000,000) shares of Common Stock, $.001 par value per share, and Twenty Million (20,000,000) shares of Preferred Stock, $.001 par value per share.”

Vote of the Stockholders

     Under the Company’s Certificate of Incorporation and Delaware Law, this Proposal No. 2 to increase the authorized number of shares of Common Stock in the Company’s Certificate of Incorporation must be approved by the affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote at the Meeting.

Recommendation of the Board of Directors

     The Board of Directors of the Company Recommends a Vote FOR this Proposal No. 2.

OTHER MATTERS

     The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies on the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

AVAILABLE INFORMATION

     The Board of Directors has adopted a new written charter (a copy of which is attached as Appendix A hereto) for the Audit Committee, updated to comply with the recently enacted Sarbanes-Oxley Act.

     A copy of the proposed Certificate of Amendment to the Company’s Certificate of Incorporation, authorizing the issuance of up to 200,000 shares of Common Stock is attached hereto as Appendix B.

Dated: October 25, 2002

APPENDIX “A”

AUDIT COMMITTEE CHARTER
ADVANCED BIOTHERAPY, INC.

The Purpose of the Audit Committee

     The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to assure compliance with accounting standards, applicable laws and regulations. The Company’s independent auditing firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

     The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Committee certify that the independent auditor is “independent” under applicable rules. The Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with the auditors and the experience of the Committee’s members in business, financial and accounting matters.

Membership

     The Audit Committee is comprised of at least three directors who meet the independence and qualification requirements as provided in the applicable Marketplace Rules of the Nasdaq Stock Market. Appointment to the Committee, including the designation of the Chair of the Committee, shall be made on an annual basis by the full Board. All of the members will be directors:

     1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

     2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, one member of the Committee will have accounting or related financial management expertise.

Responsibilities

     The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances:

     1. The Committee has ultimate authority and responsibility to select, evaluate and, when appropriate, replace the independent auditor. The independent auditor, in its capacity as an independent public accounting firm, is to be informed that it is responsible to the Board of Directors and the Audit Committee as representatives of the stockholders, and it is to report directly to the Audit Committee.

     2. The Committee on at least an annual basis obtains from the independent auditor a formal written statement delineating all relationships between the independent auditor and the Company, consistent with standards set by the Independence Standards Board. The Audit Committee discusses with the independent auditor relationships and services that in the view of the Committee may affect auditor objectivity or independence. If the Committee is not satisfied with the auditor’s assurances of independence, the Committee takes or recommends to the full Board appropriate action to ensure the independence of the independent auditor.

     3. The Committee reviews the audit fee, the independent auditor’s non-audit services and factors related to the independence of the auditor such as the extent to which non-audit services have been performed.

     4. The Committee meets with the internal (if any) and external auditors to review their audit plans, the audit scope, and the results of their audit work with regard to the adequacy and appropriateness of the accounting and financial controls of the Company.

     5. The Committee reviews annually the performance of both the internal audit group (if any) and the independent auditor in executing these plans and meeting their objectives.

     6. As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company’s interim financial results to be included in the Company’s quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by applicable statements of auditing standards.

     7. The Committee reviews with the independent auditor its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such matters as are required to be discussed with the Committee under generally accepted auditing standards.

     8. The Committee reviews and discusses with management the audited financial statements, management’s evaluations of the Company’s internal controls, overall quality of the Company’s financial reporting, related auditor views and the basis for audit conclusions, and, if deemed appropriate, recommends to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB.

     9. The Committee reviews and discusses management and independent auditor presentations to the Audit Committee with regard to various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor.

     10. The Committee reviews and reassesses the adequacy of its charter annually and determines whether to recommend to the full Board if the Audit Committee charter should be reaffirmed or modified.

     11. The Committee publishes the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

     12. The Committee, when appropriate, is authorized to designate one or more of its members to perform certain of its duties on its behalf, subject to such reporting to or ratification by the Committee as the Committee shall direct.

     13. The Committee, when appropriate, will establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting or auditing matters.

     14. The Committee has authority to hire independent counsel and other advisors.

     The Chairman of the Audit Committee is to be contacted directly by the independent auditor (1) to review items of a sensitive nature that can impact the accuracy of financial reporting or (2) to discuss significant issues relative to the overall Board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed.

APPENDIX “B”

CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION OF
ADVANCED BIOTHERAPY, INC.

FIRST: That at the October 8, 2002, meeting of the Board of Directors of Advanced Biotherapy, Inc., a Delaware corporation (the “Corporation”), resolutions were adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation (“Amendment”), declaring said Amendment to be advisable and called a meeting of the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed Amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing the Article thereof numbered “Fourth” so that, as amended, said Article shall be and read as follows:

     “FOURTH:

1.	The total number of shares of stock which the Corporation shall have the authority to issue is Two Hundred Twenty Million (220,000,000), consisting of Two Hundred Million (200,000,000) shares of Common Stock, $.001 par value per share, and Twenty Million (20,000,000) shares of Preferred Stock, $.001 par value per share.

2.	Shares of Preferred Stock may be issued from time to time in one (1) or more series. The Board of Directors is authorized, subject to limitations prescribed by law, to provide by resolution of the Board of Directors for the issuance of the shares of Preferred Stock in series to establish from time to time the number of shares to be included in each such series, and to fix by resolution of the Board of Directors the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following: (a) the number of shares constituting that series and the distinctive designation of that series; (b) the dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of

B-1

payment of dividends on shares of that series; (c) whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights; (d) whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provisions for adjustment of the conversion rate in such events as the Board of Directors shall determine; (e) whether or not the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; (f) whether that series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amount of such sinking fund; (g) the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation and the relative rights of priority, if any, of payment of shares of that series; and (h) any other relative or participating rights, preferences and limitations of that series. The Board of Directors is further authorized to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, at the Annual Meeting of the stockholders of the Corporation, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, the necessary number of shares as required by statute were voted in favor of the Amendment.

THIRD: That the Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said Amendment.

By:

Edmond Buccellato, President and Chief Executive Officer

B-2

PROXY

ADVANCED BIOTHERAPY, INC.

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS

FOR AN ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 12, 2002

     The undersigned stockholder appoints John M. Bendheim and Thomas J. Pernice, or either of them, as proxy with full power of substitution, to vote the shares of common stock of Advanced Biotherapy, Inc., a Delaware corporation (the “Company”), which the undersigned is entitled to vote at an Annual Meeting of Stockholders to be held at the Woodland Hills Marriott, 21850 Oxnard Street, Woodland Hills, California 91367 on December 12, 2002, at 2:00 p.m., local time, and at any adjournments thereof (the “Meeting”), upon matters properly coming before the meeting, as set forth in the Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, such proxy is instructed to vote as follows:

     THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS INDICATED ON THIS CARD AND AS SUCH PROXIES DEEM ADVISABLE WITH DISCRETIONARY AUTHORITY ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

1. To elect to the Board of Directors nine (9) directors to serve until the next Annual Meeting of Stockholders of the Company and until their successors are elected and qualified, or until death, resignation or removal.

[ ]	FOR all nominees listed herein (except as marked up to the contrary below)

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name listed below.)

JOHN BENDHEIM	LAWRENCE LOOMIS

EDMOND BUCCELLATO	LEONARD MILLSTEIN, PH.D.

ALEXANDER L. CAPPELLO	THOMAS J. PERNICE

RICHARD P. KIPHART	BORIS SKURKOVICH, M.D.

SIMON SKURKOVICH, M.D.

2. To approve and adopt an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock from 100,000,000 shares to 200,000,000 shares.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

     In the discretion of the Board of Directors, the proxy is authorized to vote upon such other business as may properly come before the meeting.

DATED:

Signature

Signature of joint holder (if applicable)

Print Name(s)

(Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are jointly held, each holder must sign. If a corporation, please sign in full corporate name by President or other authorized officer and Secretary or other additional officer. If a partnership, trust or other entity, please sign in the partnership or trust or other entity name by an authorized person).

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE CHECK THE BOXES ABOVE AND, IF DESIRED, MARK ANY INDIVIDUAL DIRECTOR-NOMINEE’S NAME, SIGN, DATE AND RETURN THIS PROXY TO AMERICAN STOCK TRANSFER & TRUST CO., 6201 15TH AVENUE, BROOKLYN, NEW YORK 11219, ATTN: PROXY SERVICES, IN THE SELF-ADDRESSED ENVELOPE PROVIDED.

THE PERSONS NAMED IN THE ACCOMPANYING PROXY CARD ARE DIRECTORS OR OFFICERS OF THE COMPANY. A STOCKHOLDER HAS THE RIGHT TO APPOINT A PERSON OTHER THAN THE PERSON NAMED IN THE ENCLOSED PROXY CARD TO ATTEND AND ACT FOR HIM ON HIS BEHALF AT THE MEETING. TO EXERCISE THIS RIGHT, A STOCKHOLDER SHALL STRIKE OUT THE NAMES OF THE PERSONS NAMED IN THE PROXY CARD AND INSERT THE NAME OF HIS OR HER NOMINEE IN THE BLANK SPACE PROVIDED, OR COMPLETE ANOTHER PROXY CARD. THE COMPLETED PROXY CARD SHOULD BE DEPOSITED WITH THE COMPANY’S TRANSFER AGENT, AMERICAN STOCK TRANSFER & TRUST CO., 6201 15TH AVENUE, BROOKLYN, NEW YORK 11219, AT LEAST 10 DAYS PRIOR TO THE MEETING OR DELIVERED TO THE COMPANY AT 6355 TOPANGA CANYON BOULEVARD, SUITE 510, WOODLAND HILLS, CALIFORNIA 91367 AT LEAST 48 HOURS BEFORE THE TIME OF THE MEETING OR ANY ADJOURNMENT THEREOF. IN ADDITION, A STOCKHOLDER MAY REVOKE A PROXY PREVIOUSLY GIVEN BY ATTENDING THE ANNUAL MEETING IN PERSON AND VOTING.